COPY OF ARTICLES OF INCORPORATION OF THE COMPANY


                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                    GREAT AMERICAN RESERVE INSURANCE COMPANY

     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act and Article 3.05 of the Insurance Code of Texas, Great American Reserve Insurance Company (herein after referred to as the "Corporation") adopts the following Articles of Amendment to its Articles of Incorporation:

                                   ARTICLE ONE

     The name of the corporation is Great American Reserve Insurance Company.

                                   ARTICLE TWO

     The following amendment to the Articles of Incorporation was adopted by the sole shareholder of the Corporation pursuant to a written consent dated June 27, 1990:

     RESOLVED, that Article II of the Articles of Incorporation of the Corporation be amended to read as follows:

                                   "ARTICLE II

     The location of its home office shall be Amarillo, Potter County, Texas."

                                  ARTICLE THREE

     The following amendment to the Articles of Incorporation was adopted by the sole shareholder of the Corporation pursuant to a written consent dated June 27, 1990:


     RESOLVED, that Article VI of the Articles of Incorporation of the Corporation be amended to read as follows:


                                   "ARTICLE VI

     The corporation shall have a Board of Directors of not less than five (5) nor more than fifteen (15), which shall manage the affairs and property of the corporation. The By-Laws shall specify the number of directors within the limits herein specified, and such number may be increased or decreased from time to time by amendment to the By-Laws of the corporation, but shall never be decreased to less than five (5) in number. The directors shall be elected annually or as provided by law and shall hold office until their successors are elected and qualify. The initial Board of Directors shall consist of seven (7) directors."

                                  ARTICLE FOUR

     The total number of shares of the Corporation outstanding at the time of such adoption was one million fifty-three thousand five hundred sixty-five (1,053,565) and the number of shares entitled to vote thereon was one million forty-three thousand five hundred sixty-five (1,043,565).

                                  ARTICLE FIVE

     The holder of all of the one million forty-three thousand five hundred sixty-five (1,043,565) shares outstanding and entitled to vote on said amendment has signed a consent in writing voting for said amendment. No votes were cast against said amendment.

     IN WITNESS WHEREOF, the undersigned officer executes these Articles of Amendment to the Articles of Incorporation of Great American Reserve Insurance Company, this 28th day of September, 1990.


                                    GREAT AMERICAN RESERVE INSURANCE
                                    COMPANY

                                    /s/DONALD F. GONGAWARE
                                    ____________________________
                                    Donald F. Gongaware, President


Attest:

/s/ ERIC S. TOOKER
________________________________
Eric S. Tooker, Assistant
  Secretary

STATE OF INDIANA   )
                   )
COUNTY OF HAMILTON )


     Before me, a Notary Public in and for said County and State personally appeared Donald F. Gongaware, President, and Eric S. Tooker, Assistant Secretary, of Great American Reserve Insurance Company who acknowledged the execution of the foregoing instrument, and who, having been duly sworn, stated that any representations contained therein are true.

     Witness my hand and Notarial Seal this 28th day of September, 1990.


                                    /s/DEBORAH A. NEAL
                                    _____________________________
                                    Deborah A. Neal, Notary Public
                                    Residing in Clinton County, IN
                                    Commission Expires 8/4/94




                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                    GREAT AMERICAN RESERVE INSURANCE COMPANY

     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act and Article 3.05 of the Insurance Code of Texas, the undersigned corporation adopts the following Articles of Amendment to the Articles of Incorporation of GREAT AMERICAN RESERVE INSURANCE COMPANY, which amendment has the effect of eliminating the personal liability of a director of the corporation to the corporation or its stockholders for monetary damages for an act or omission in the director's capacity as a director as authorized by
Article 13.02-7.06, Texas Miscellaneous Corporation Laws Act.

                                   ARTICLE ONE

     The name of the corporation is GREAT AMERICAN RESERVE INSURANCE COMPANY.

                                   ARTICLE TWO

     The following amendment to the Articles of Incorporation was adopted by the shareholders of the Corporation on the 17th day of December, 1987. The Amendment, Article VII, is an addition to the Articles of Incorporation as amended and the full text of the provision added is as follows:

                                  "ARTICLE VII

     A director of the corporation shall not be liable to the corporation or its shareholders for monetary damages for an act or omission in the director's capacity as a director, except that this Article does not eliminate or limit the liability of a director for:

     (1) a breach of a director's duty of loyalty to the corporation or its shareholders;

     (2) an act or omission not in good faith or that involves intentional misconduct or a knowing violation of the law;

     (3) a transaction from which a director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office;

     (4) an act or omission for which the liability of a director is expressly provided for by statute; or

     (5) an act related to an unlawful stock repurchase or payment of a dividend.

     No repeal or modification of this Article VII by the shareholders of the corporation shall adversely affect any right or protection of a director existing at the time of such repeal or modification with respect to events or circumstances occurring or existing prior to such time.

                                  ARTICLE THREE

     The total number of shares of the corporation outstanding at the time of such adoption was one million fifty-three thousand five hundred sixty-five (1,053,565) and the number of shares entitled to vote thereon was one million forty-three thousand five hundred sixty-five (1,043,565).

                                  ARTICLE FOUR

     Th holder of all of the one million forty-three thousand five hundred sixty-five (1,043,565) shares outstanding and entitled to vote on said amendment has signed a consent in writing voting for said amendment. No votes were cast against said amendment.

Date:     December 17, 1987         GREAT AMERICAN RESERVE INSURANCE
                                    COMPANY

                                    By: /s/ THOMAS C. HARDY
                                    _____________________________
                                    THOMAS C. HARDY, President

                                    By: /s/ J. RALPH WOOD, JR.
                                    ______________________________
                                    J. RALPH WOOD, JR., SECRETARY

THE STATE OF TEXAS     )
                       )
COUNTY OF DALLAS       )

     Before me, a Notary Public on this 17th day of December, 1987, personally appeared Thomas C. Hardy, known to me to be the person whose name is subscribed to the foregoing document, and being by me first duly sworn, declared that the statements therein contained are true and correct.

     Given under my hand and seal of office, this day of December 17, 1987.


(Notary Seal)                 /s/ ISABEL WOODFORD
                              _______________________
                              Notary Public in and for
                              the State of Texas

My commission expires:

3-23-91
_______




                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                    GREAT AMERICAN RESERVE INSURANCE COMPANY

     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act and Article 3.05 of the Insurance Code of Texas, the undersigned corporation adopts the following Articles of Amendment to the Articles of Incorporation of GREAT AMERICAN RESERVE INSURANCE COMPANY, which amendment has the effect of increasing the authorized capital stock from $5,112,000.00 to $9,112,000.00 by creating a new class of preferred stock of 40,000 shares of the par value of $100.00 each so that the capital stock of the corporation shall be $9,112,000.00 divided into 1,065,000 shares of common stock of the par value of $4.80 each and 40,000 shares of preferred stock of the par value of $100.00 each.


                                   ARTICLE ONE

     The name of the corporation is GREAT AMERICAN RESERVE INSURANCE COMPANY.

                                   ARTICLE TWO

     The following amendment to the Articles of Incorporation was adopted by the shareholders on the 28th day of May, 1985.

     "Article IV of the Article of Incorporation of GREAT AMERICAN RESERVE INSURANCE COMPANY is hereby amended so as to hereafter read as follows:

                                   "ARTICLE IV

     "The aggregate amount of the authorized capital stock of this corporation shall be $9,112,000.00, divided into: (1) 1,065,000 shares of common stock, each of the par value of $4.80; and (2) 40,000 shares of preferred stock, each of the par value of $100.00.

     "The preferred stock may be issued in one or more series. The designations, preferences and other special rights, of the preferred stock of each series shall be such as are stated and expressed herein and, to the extent not stated and expressed herein, shall be such as may be fixed by the Board of Directors (authority so to do being hereby expressly granted) and stated and expressed in a resolution of resolutions adopted by the Board of Directors providing for the issue of preferred stock of such series. Such resolution or resolutions shall
(a) specify the series to which the preferred stock shall belong, (b) state whether a dividend shall be payable in cash, stock or otherwise, whether such dividend shall be cumulative or non-cumulative and whether the preferred stock of such series shall rank on parity with any other series of preferred stock as to dividend and fix the dividend rate therefor (or the manner of computing the rate of such dividends thereon), (c) fix the amount which the holders of the preferred stock of such series shall be entitled to be paid in the event of a voluntary or involuntary liquidation, dissolution or winding up of the corporation, (d) state whether or not the preferred stock of such series shall be redeemable and at what times and under what conditions and the amount or amounts payable thereon in the event of redemption; and may provide for a sinking fund for the purchase or redemption; or a purchase fund for the purchase of shares of such series and the terms and provisions governing the operation of any such fund and the status as to reissuance of shares of preferred stock purchased or otherwise reacquired or redeemed or retired through operation thereof, and that so long as the corporation is in default as to such sinking or purchase fund the corporation shall not (with such exceptions, if any, as may be provided) pay any dividends upon or purchase or redeem shares of capital common stock with respect to dividends or distribution of assets upon liquidation; and grant such other special rights to the holders of shares of such series as the Board of Directors may determine and as shall not be inconsistent with the provisions of this Article."

                                  ARTICLE THREE

     The total number of shares of the corporation outstanding at the time of such adoption was one million forty-three thousand five hundred sixty-five (1,043,565) and the number of shares entitled to vote thereon was one million forty-three thousand five hundred sixty-five (1,043,565).

                                  ARTICLE FOUR

     The holder of all of the one million forty three thousand five hundred sixty-five (1,043,565) shares outstanding and entitled to vote on said amendment has signed a consent in writing voting for said amendment. No votes were cast against said amendment.

                                  ARTICLE FIVE

     The amendment does not provide for any exchange, reclassification or cancellation of issued shares. The amendment does not change the amount of stated capital, but creates a new class of shares, same being forty thousand (40,000) preferred shares of $100.00 par value, with all the rights and privileges specified in Article Two hereof, which will be authorized but unissued. If any of such preferred shares are issued, the amount of stated capital will be increased by a sum equal to the par value of those shares issued.


DATED:     May 28, 1985.           GREAT AMERICAN RESERVE INSURANCE
                                   COMPANY


                                   By: /s/ THOMAS C. HARDY
                                   _____________________________
                                   THOMAS C. HARDY, President


                                   By: /s/ J. RALPH WOOD, JR.
                                   _______________________________
                                   J. RALPH WOOD, JR., SECRETARY

THE STATE OF TEXAS      )
                        )
COUNTY OF DALLAS        )

     I, Wanda Lee, a Notary Public, do hereby certify that on this the 28th day of May, 1985, personally appeared before me Thomas C. Hardy, who declared that he is President of the corporation executing the foregoing instrument, and being by me first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I hereunto set my hand and seal of office, the date and year before written.


(Notary Seal)                       /s/ WANDA LEE
                                    _______________________
                                    Notary Public in and for
                                    the State of Texas
My commission expires:
November 30, 1988                   WANDA LEE
_________________                   _______________________
                                    (Printed Name of Notary)

THE STATE OF TEXAS      )
                        )
COUNTY OF DALLAS        )

     I, Wanda Lee, a Notary Public, do hereby certify that on this the 28th day of May, 1985, personally appeared before me J. Ralph Wood, Jr., who declared that he is Secretary of the corporation executing the foregoing instrument, and being by me first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I hereunto set my hand and seal of office, the date and year before written.

(Notary Seal)                       /s/ WANDA LEE
                                    _______________________
                                    Notary Public in and for
                                    the State of Texas

My commission expires:
November 30, 1988                   WANDA LEE
_________________                   ________________________
                                    (Printed Name of Notary)


                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                    GREAT AMERICAN RESERVE INSURANCE COMPANY


     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act and Article 3.05 of the Insurance Code of Texas, the undersigned corporation adopts the following Articles of Amendment to the Articles of Incorporation of GREAT AMERICAN RESERVE INSURANCE COMPANY, which amendment has the effect of increasing the authorized capital stock from $2,130,000.00 to $5,112,000.00 by increasing the par value of the shares of common stock from Two and No/100 Dollars ($2.00) par value to Four and 80/100 Dollars ($4.80) par value; the number of authorized shares remains unchanged.

                                   ARTICLE ONE

     The name of the corporation is GREAT AMERICAN RESERVE INSURANCE COMPANY.

                                   ARTICLE TWO

     The following amendment to the Articles of Incorporation was adopted by the shareholders on the 8th day of November, 1984.

     "Article IV of the Articles of Incorporation of GREAT AMERICAN RESERVE INSURANCE COMPANY is hereby amended so as to hereafter read as follows:

                                  "ARTICLE IV.

     "The amount of the authorized capital stock of this corporation shall be $5,112,000.00, divided into 1,063,000 shares of common stock of the par value of $4.80 each."

                                  ARTICLE THREE

     The total number of shares of the corporation outstanding at the time of such adoption was one million forty-three thousand five hundred sixty-five (1,043,565) and the number of shares entitled to vote thereon was one million forty-three thousand five hundred sixty-five (1,043,565).

                                  ARTICLE FOUR

     The holder of all of the shares outstanding and entitled to vote on said amendment has signed a consent in writing adopting said amendment.

                                  ARTICLE FIVE

     The amendment does not provide for any reclassification or cancellation of issued shares; present shares of $2.00 par value will be exchanged for shares of $4.80 par value.

                                   ARTICLE SIX

     The manner in which such amendments effect a change in the amount of the stated capital, and the amount of stated capital as changed by such amendment, are as follows: The amount of stated capital is increased from Two Million Eighty-seven Thousand One Hundred Thirty and No/100 Dollars ($2,087,130.00) to Five Million Nine Thousand One Hundred Twelve and No/100 Dollars (5,009,112.00), and the number of authorized shares representing such capital shall remain the same but the par value of each share shall be increased from Two and No/100 Dollars ($2.00) to Four and 80/100 Dollars ($4.80). Such increase in stated capital will be effected by a transfer of Two Million Nine Hundred Twenty-One Thousand Nine Hundred Eighty-two and No/100 Dollars ($2,921,982.00) from contributed surplus of the corporation to its capital account. Present outstanding shares of $2.00 par value common stock shall be exchanged share for share for $4.80 par value common stock.

DATED:     November 8, 1984.

                                         GREAT AMERICAN RESERVE INSURANCE
                                         COMPANY



                                         By: /s/ THOMAS C. HARDY
                                         _____________________________
                                         Thomas C. Hardy, President

                                         and

                                         By: /s/ TERRENCE L. WHITWORTH
                                         _____________________________
                                         Terrence L. Whitworth, SECRETARY

THE STATE OF TEXAS      )
                        )
COUNTY OF DALLAS        )


     I, Nancy L. Casper, a Notary Public, do hereby certify that on this the 8th day of November, 1984, personally appeared before me Tom Hardy, who declared that he is President of the corporation executing the foregoing instrument, and being by me first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I hereunder set my hand and seal of office, the date and year before written.





(Notary Seal)                       /s/ NANCY L. CASPER
                                    _______________________
                                    Notary Public in and for
                                    the State of Texas

My commission expires:
May 24, 1988                        Nancy L. Casper
_________________                   ________________________
                                    (Printed Name of Notary)

THE STATE OF TEXAS      )
                        )
COUNTY OF DALLAS        )

     I, Nancy L. Casper, a Notary Public, do hereby certify that on this the 8th day of November, 1984, personally appeared before me Terrence L. Whitworth, who declared that he is Secretary of the corporation executing the foregoing instrument, and being by me first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I hereunder set my hand and seal of office, the date and year before written.

(Notary Seal)                       /s/ NANCY L. CASPER
                                    _______________________
                                    Notary Public in and for
                                    the State of Texas

My commission expires:
May 24, 1988                        NANCY L. CASPER
_________________                   ____________________________
                                    (Printed Name of Notary)




                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                    GREAT AMERICAN RESERVE INSURANCE COMPANY

     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act and the provisions of Chapter 3 of the Insurance Code of Texas, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

     ARTICLE ONE. The name of the corporation is GREAT AMERICAN RESERVE INSURANCE COMPANY.

     ARTICLE TWO. The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on April 28, 1965. Article IV of the Articles of Incorporation was amended to increase the capital stock of the corporation from $2,100,000.00, divided into 1,050,000 shares of common stock of the par value of $2.00 each to $2,130,000.00 by increasing the number of shares to 1,065,000 of the common stock of the par value of $2.00 each.

     The amendment changes Article IV of the Articles of Incorporation, and said
Article IV is hereby amended to read as follows:

                                  "ARTICLE IV.

     "The amount of the authorized capital stock of this corporation shall be $2,130,000.00 divided into 1,065,000 shares of common stock of the par value of $2.00 each."


     ARTICLE THREE. The number of shares outstanding at the time of the adoption of such amendment was 1,050,000 of common stock, all of the same class and all entitled to vote.

     ARTICLE FOUR. The number of shares voting for such amendment was 959,014 and the number of shares voting against such amendment was none.

     ARTICLE FIVE. The manner in which the amendment shall be effected is as follows:

     14,900 shares will be issued to the stockholders of Hub Insurance Company pursuant to Articles of Merger filed contemporaneously herewith.


     ARTICLE SIX. The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by the amendment, are as follows:

     The  amount  of  stated   capital  is  increased  from   $2,100,000.00   to
$2,129,800.00. Said increase results from the application to capital of $29,800.00 of earned surplus of the Company. The remaining 100 shares have not been issued or paid for, and shall not constitute capital or stock or capital stock of this company.

Dated this 3rd day of May, 1965.



                                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                                   By /s/ C. D. SCOTT
                                    ___________________________________
                                    Its President

                                    And /s/ C. ROBERT HALL, JR.
                                    ____________________________________
                                    Its Secretary

THE STATE OF TEXAS      )

COUNTY OF DALLAS        )

     I, Peggy L. Edwards, a Notary Public, do hereby certify that on the 3rd day of May, 1965, personally appeared before me C. D. SCOTT and C. ROBERT HALL, JR., who declared to me that they are President and Secretary, respectively, of the corporation executing the foregoing document, and being first duly sworn, each acknowledged that they signed the foregoing document in the capacities therein set forth and declared that the said statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                     /s/ PEGGY L. EDWARDS
                                     ____________________________________
                                     Notary Public, Dallas County, Texas

My Commission Expires:
June 1, 1968




                               ARTICLES OF MERGER
                            OF DOMESTIC CORPORATIONS

     Pursuant to the provisions of Article 5.07 of the Texas Business Corporation Act, the undersigned domestic corporations adopt the following Articles of Merger for the purpose of merging them into one of such corporations:

     1. The names of the undersigned corporations of the State of Texas are:

                  GREAT AMERICAN RESERVE INSURANCE COMPANY

                  HUB INSURANCE COMPANY

     2. The name of the surviving corporation is GREAT AMERICAN RESERVE INSURANCE COMPANY.

     3. There is attached hereto a copy of the Plan of Merger.

     4. The Plan of Merger hereto attached was approved by the shareholders of the undersigned corporations in the manner prescribed by the Texas Business Corporation Act.

     5. As to each of the undersigned corporations, only stock of one class is outstanding; and the number of shares outstanding, the number entitled to vote, and the total voted for or against are shown in the following tabulation, to-wit:

Name of Corporation     Outstanding  Entitled to Vote  Voted for  Voted Against
----------------------  -----------  ----------------  ---------  -------------
Great American Reserve
Insurance Company         1,050,000         1,050,000    959,014  None
Hub Insurance Company       150,000           150,000    150,000  None

Dated May 3rd, 1965.

                                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                                    By /s/ C. D. SCOTT
                                    ______________________________________
                                    Its President

                                    And /s/ C. ROBERT HALL, JR.
                                    _______________________________________
                                    Its Secretary

                                    HUB INSURANCE COMPANY
                                    By /s/ E. C. PANNELL
                                    ______________________________________
                                    Its President

                                    And
                                    ______________________________
                                    Its Secretary



THE STATE OF TEXAS     )
OF DALLAS              )

     I, Peggy L. Edwards, a Notary Public, do hereby certify that on this 30th day of April, 1965, personally appeared before me C. D. SCOTT, who, being by me first duly sworn, declared that he is President of Great American Reserve Insurance Company, that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.


                                      /s/ PEGGY L. EDWARDS
                                      ____________________________________
                                      Notary Public, Dallas County, Texas




THE STATE OF TEXAS      )

COUNTY OF DALLAS        )

     I, Bernice L. Stedwick, a Notary Public, do hereby certify that on this 5th day of May, 1965, personally appeared before me E. C. PANNELL, who, being by me first duly sworn, declared that he is President of Hub Insurance Company, that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.


                                       /s/ BERNICE L. STEDWICK
                                       ____________________________________
                                       Notary Public, Dallas County, Texas




                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION

     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act and the provisions of Chapter 3 of the Insurance Code of Texas, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

     ARTICLE ONE. The name of the corporation is GREAT AMERICAN RESERVE INSURANCE COMPANY.

     ARTICLE TWO. The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on March 10, 1964. Article IV of the Articles of Incorporation was amended to increase the capital stock of the corporation from $1,545,000.00 to $2,100,000.00, reducing the par value of shares from $3.00 to $2.00 per share, and thus increasing the number of shares from 515,000 of common stock of the par value of $3.00 per share to 1,050,000 shares of common stock of the par value of $2.00 per share.

     The amendment changes Article IV of the Articles of Incorporation, and said
Article IV is hereby amended to read as follows:

                                  "ARTICLE IV.

     "The  amount  of  the   capital   stock  of  this   corporation   shall  be
$2,100,000.00, divided into 1,050,000 shares of common stock of the par value of $2.00 each."

     ARTICLE THREE. The number of shares outstanding at the time of the adoption of such amendment was 515,000 of common stock, all of the same class and all entitled to vote.

     ARTICLE FOUR. The number of shares voting for such amendment was 428,690 and the number voting against such amendment was none.

     ARTICLE FIVE. The manner in which the amendment shall be effected is as follows:

     To accomplish the net result of the reduction in par value and the stock dividend, one additional share will be issued for each outstanding share.

     ARTICLE SIX. The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by the amendment, are as follows:

     The  amount  of  stated   capital  is  increased  from   $1,545,000.00   to
$2,060,000.00. Said increase results from the application to capital of $515,000.00 of surplus of the Company, for which a stock dividend of 257,500 shares of the par value of $2.00 each has been declared pro rata to all stockholders of record as of March 6, 1964. The remaining 20,000 shares have not been issued or paid for, and shall not constitute capital or stock or capital stock of this Company.

Dated this 10th day of March, 1964.

                                   GREAT AMERICAN RESERVE INSURANCE COMPANY

                                  By /s/ C. D. SCOTT
                                   ___________________________________
                                   Its President

                                   And /s/ C. ROBERT HALL, JR.
                                   ____________________________________
                                   Its Secretary

THE STATE OF TEXAS      )

COUNTY OF DALLAS        )

     I, Doris L. Pockmann, a Notary Public, do hereby certify that on the 12th day of March, 1964, personally appeared before me C. D. SCOTT and C. ROBERT HALL, JR., who, declared to me that they are President and Secretary, respectively, of the corporation executing the foregoing document, and being first duly sworn, each acknowledged that they signed the foregoing document in the capacities therein set forth and declared that the said statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                        /s/ DORIS L. POCKMANN
                                        ____________________________________
                                        Notary Public, Dallas County, Texas

My Commission Expires
June 1, 1965


THE STATE OF TEXAS      )
                        )     KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS        )

     That we, C.V. Compton, T. W. Reagan, William Crawford III, T. V. Meyer and Julia Shapard, all residents of the City and County of Dallas and citizens of the State of Texas, under and by virtue of the laws of this State, do hereby form and organize a body corporate for the purpose of transacting a health, life and accident insurance business, and to that end we do hereby adopt and subscribe the following Charter and Articles of Incorporation:

                                   ARTICLE I.

     The name of this company shall be ALL AMERICAN ASSURANCE COMPANY.

                                   ARTICLE II.

     The principal business office of said company shall be located at the City of Dallas, County of Dallas, State of Texas.

                                  ARTICLE III.

     The purpose for which this corporation is formed is to engage in the life, health and accident insurance business, and it shall have power only to transact business within this State, and to write insurance only on the weekly or monthly premium plan, and to issue no policy promising to pay more than one thousand dollars in the event of death of the insured from natural causes, nor more than two thousand dollars in the event of death of any person from accidental causes, and it may issue, combined or separately, life, accident or health insurance policies; all of which business may be conducted in one department, and to do and perform all other kinds and character of business, as such limited capital stock, life, health and accident insurance company, permitted or authorized by the laws of the State of Texas.

                                   ARTICLE IV.

     The amount of its capital stock shall be $25,000.00, divided into 2,500 shares of $10.00 each. The entire amount of said capital has been subscribed and paid in and is possessed by said company in money and the same is the bona fide property of the said company.

                                   ARTICLE V.

     The period of time for which this company shall exist shall be 100 years.

                                   ARTICLE VI.

     The business and affairs of this corporation shall be supervised, managed and controlled by a Board of Directors, the number of which is fixed at this time at seven.

     IN TESTIMONY WHEREOF, we hereunto subscribe our names this 8th day of February, A. D. 1937.


NAME                                      ADDRESS

/s/ C.V. COMPTON                          Dallas, Texas
________________________                  _________________

/s/ T. W. REAGAN                          Dallas, Texas
________________________                  _________________

/s/ WILLIAM CRAWFORD III                  Dallas, Texas
________________________                  _________________

/s/ T. V. MEYER                           Dallas, Texas
________________________                  _________________

/s/ JULIA SHAPARD                         Dallas, Texas
________________________                  _________________

THE STATE OF TEXAS      )
COUNTY OF DALLAS        )

     BEFORE ME, the undersigned authority, a Notary Public, in and for the County of Dallas, State of Texas, on this day personally appeared C.V. Compton,
T. W. Reagan, William Crawford III, T. V. Meyer and Julia Shapard, of Dallas County, Texas, who being by me duly sworn do jointly and severally depose and say:

     That all of the material allegations and facts set forth and contained in the annexed and foregoing Charter and Articles of Incorporation are to us as therein stated, and we are and each of us is personally cognizant of all of said facts.

     That the $27,500.00 in cash representing the present capital stock of said company and $2,500.00 surplus is now actually on deposit with the First National Bank in Dallas, Texas, to the credit of said insurance company and subject to the check of said company, and that the entire amount thereof has been paid in and is possessed by said company in money and that the same is the bona fide property of said insurance company.

     WITNESS our hands this the 9th day of February, A. D. 1937.

                              /s/ C.V. Compton
                              ________________________

                              /s/ T. W. Reagan
                              ________________________

                              /s/ William Crawford III
                              ________________________

                              /s/ T. V. Meyer
                              ________________________

                              /s/ Julia Shapard
                              ________________________

     SWORN TO AND SUBSCRIBED BEFORE ME, by C.V. Compton, T. W. Reagan, William Crawford III, T. V. Meyer and Julia Shapard, this the 9th day of February A. D. 1937.


                              /s/ FAE WELLS
                              ___________________________________
                              Notary Public, Dallas County, Texas

THE STATE OF TEXAS      )
COUNTY OF DALLAS        )

     BEFORE ME, the undersigned authority, within and for the County of Dallas, State of Texas, on this day personally appeared C.B. Parrott, who being duly sworn, says on oath:

     I am Active Vice President of the First National Bank in Dallas, of Dallas, Texas, and am duly authorized to make this affidavit.

     That All American Assurance Company, of Dallas, Texas, now in process of being chartered, has now in the said First National Bank in Dallas, of Dallas, Texas, to its credit, subject to its draft when organized, in actual cash, $27,500.00, the amount of its capital stock and surplus; that said funds belong to and are the property of the said proposed corporation and that said funds are absolutely and unconditionally the property of the said corporation.

     WITNESS MY HAND at Dallas, Texas, this the 9th day of February, A. D. 1937.

                                    /s/ C. B. PARROTT
                                    ______________________________

     SUBSCRIBED  AND SWORN TO BEFORE  ME,  this the 9th day of  February,  A. D.
1937.


                                     /s/ JACK C. BURBRON
                                     ______________________________
                                     Notary Public, Dallas County, Texas


                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                   OF GREAT AMERICAN RESERVE INSURANCE COMPANY
                          INCREASING ITS CAPITAL STOCK
                                TO $1,545,000.00

THE STATE OF TEXAS )

COUNTY OF DALLAS   )

     WHEREAS, at the regular meeting of the stockholders of Great American Reserve Insurance Company, a corporation heretofore duly organized and chartered under the laws of the State of Texas, held at the office of the company in the City of Dallas, Dallas County, Texas, on the 8th day of March, 1960, in conformity with the laws of this State and the By-Laws of said corporation, a majority of the stockholders of said corporation voted to increase the authorized capital of said corporation from $1,030,000.00 to $1,545,000.00, by increasing the number of shares to 515,000 and reducing the par value of all shares to $3.00 per share; and

     WHEREAS, at a meeting of the Board of Directors of said Great American Reserve Insurance Company held on the 8th day of March, 1960 in the City of Dallas, Texas, a quorum of said Board of Directors being present, pursuant to the action and vote of the stockholders of said corporation above referred to, said Board of Directors did unanimously vote to amend the Charter and Articles of Incorporation of said Great American Reserve Insurance Company by increasing the capital stock of said corporation from the present authorized capital of $1,030,000.00 to the amount of $1,545,000.00, by increasing the number of shares to 515,000 and reducing the par value of all shares to $3.00 per share; and

     WHEREAS, pursuant to Resolutions of the stockholders and Board of Directors, $515,000.00 of the increase in capital stock has been paid in by application of earned surplus to capital and a stock dividend has been declared, authorizing the issuance of an additional 171,666-2/3 shares of common stock of the par value of $3.00 each, all as reflected in the certified copy of the Resolutions and the affidavits of the officers of said corporation hereto attached and accompanying this amendment, and the said amount of $515,000.00 being now in possession of the company and credited to capital:

                 NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS:

     That we, the undersigned, being a majority of the Board of Directors of said Great American Reserve Insurance Company, and also being stockholders of said corporation, by virtue of the laws of the State of Texas and the authority vested in us by the action of the stockholders and the Board of Directors of said corporation above referenced to, do hereby amend Article IV of the Articles of Incorporation of said Great American Reserve Insurance Company now on file with the State Board of Insurance of Texas, by changing and increasing the amount of authorized capital stock of said corporation from $1,030,000.00 to $1,545,000.00, divided into 515,000 shares of the par value of $3.00 each, so that said Article IV shall hereafter read as follows:

                                  "ARTICLE IV.

     "The  amount  of  the   capital   stock  of  this   corporation   shall  be
$1,545,000.00, divided into 515,000 shares of common stock of the par value of $3.00 each."

     And we do hereby adopt, authenticate and certify this amendment to the State Board of Insurance of Texas for the purpose and to the end that this amendment when approved and filed, together with the original Charter and Articles of Incorporation and all prior amendments thereto filed with said State Board of Insurance of Texas, shall constitute the amended Articles of Incorporation and Charter of said Great American Reserve Insurance Company.

     IN WITNESS WHEREOF, we have hereunto subscribed our names this the 15th day of March, 1960.


                               /s/ EARLE E. BAILEY
                               _______________________________
                               Earle E. Bailey

                               /s/ E. E. COMBEST
                               _______________________________
                               E. E. Combest

                               /s/ JEROME K. CROSSMAN
                               _______________________________
                               Jerome K. Crossman

                               /s/ L. E. ELLIOTT
                               _______________________________
                               L. E. Elliott

                               /s/ RICHARD J. HAMBLETON
                               _______________________________
                               Richard J. Hambleton

                               /s/ ORLO L. KARSTEN
                               _______________________________
                               Orlo L. Karsten

                               /s/ BLAGDEN MANNING
                               _______________________________
                               Blagden Manning

                               /s/ AVERY MAYS
                               _______________________________
                               Avery Mays

                               /s/ HENRY NEUHOFF, JR.
                               _______________________________
                               Henry Neuhoff, Jr.

                               /s/ W. H. PIERCE
                               _______________________________
                               W. H. Pierce

                               /s/ CHARLES D. SCOTT
                               _______________________________
                               Charles D. Scott

                               /s/ GLEN WALLACE
                               _______________________________
                               Glen Wallace

                                /s/ TRAVIS T. WALLACE
                                _______________________________
                                Travis T. Wallace

                               /s/ JOHN W. CROMWELL
                                _______________________________
                                John W. Cromwell

THE STATE OF TEXAS )

COUNTY OF DALLAS   )

     BEFORE ME, the undersigned authority, on this day personally appeared Earle
E. Bailey, E. E. Combest, John W. Cromwell, Jerome K. Crossman, L. E. Elliott, Richard J. Hambleton, Orlo L. Karsten, Blagden Manning, Avery Mays, Henry Neuhoff, Jr., W. H. Pierce, Charles D. Scott, Glen Wallace and Travis T. Wallace, known to me to be the persons whose names are subscribed to the foregoing instrument (Amendment to the Charter and Articles of Incorporation of Great American Reserve Insurance Company) and severally acknowledged to me that they each executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this 15th day of March, 1960.

                              /s/ PAT HOFFMAN
                              ____________________________________
                              Notary Public, Dallas County, Texas

                              My commission expires June 1, 1961







                            AMENDMENT TO THE CHARTER
                   OF GREAT AMERICAN RESERVE INSURANCE COMPANY
                          INCREASING ITS CAPITAL STOCK
                                TO $1,030,000.00

THE STATE OF TEXAS )

COUNTY OF DALLAS   )

     WHEREAS, at the regular annual meeting of the Stockholders of Great American Reserve Insurance Company held at the office of said company in the City of Dallas, Dallas County, Texas, on the 8th day of March, 1955, in conformity with the laws of this State and the By-Laws of said corporation, the Stockholders of said corporation by a vote of more than a majority of all the stock of said company, voted to increase the authorized capital of said corporation; and

     WHEREAS, at a meeting of the Board of Directors of said Great American Reserve Insurance Company held on the 8th day of March, 1955 at the office of said company in the City of Dallas, Texas, a quorum of said Board of Directors being present, pursuant to the action and vote of the Stockholders of said corporation above referred to, said Board of Directors did unanimously vote to amend the Charter of said Great American Reserve Insurance Company by increasing the capital stock of said corporation from the present authorized capital of $400,000.00 to the amount of $1,030,000.00, said total capital of said $1,030,000.00 to be divided into 103,000 shares of the par value of $10.00 each; and

     WHEREAS, pursuant to Resolutions of the Stockholders and Board of Directors, $600,000.00 of the increase in capital stock has been paid in by application of earned surplus to capital and a stock dividend has been declared, authorizing the issuance of an additional 60,000 shares of common stock of the par value of $10.00 each, all as reflected in the certified copy of the Resolutions and the affidavits of the officers of said corporation hereto attached and accompanying this amendment, and the said amount of $600,000.00 is now in possession of the company and credited to capital; and

     WHEREAS, the remaining 3,000 shares of the increase of capital was subscribed by Travis T. Wallace, as Trustee, and paid in cash and is now in possession of the company; NOW, THEREFORE,

     KNOW ALL MEN BY THESE PRESENTS:

     That we, Travis T. Wallace and John W. Cromwell, being the President and Secretary respectively of said Great American Reserve Insurance Company, and also being Stockholders and Directors of said corporation, by virtue of the laws of the State of Texas and the authority vested in us by the action of the Stockholders and the Board of Directors of said corporation above referred to, do hereby amend Article IV of the Charter of said Great American Reserve Insurance Company now on file with the Board of Insurance Commissioners of the State of Texas, by changing and increasing the amount of authorized capital stock of said corporation from $4,000,000.00 to $1,030,000.00 divided into 103,000 shares of the par value of $10.00 each, and we do hereby adopt, authenticate and certify this amendment to the Board of Insurance Commissioners of the State of Texas for action thereon as required by law, for the purpose and to the end that this amendment when approved and filed, together with the original Charter and all prior amendments thereto filed with the Board of Insurance Commissioners of the State of Texas, shall constitute the amended Charter of said Great American Reserve Insurance Company.

     IN WITNESS WHEREOF, we have hereunto subscribed our names this the 23rd day of March, 1955.

                                    /s/ TRAVIS T. WALLACE
                                    ____________________________________
                                    President

                                    /s/ JOHN W. CROMWELL
                                    ____________________________________
                                    Secretary



THE STATE OF TEXAS )

COUNTY OF DALLAS   )


     BEFORE ME, the undersigned authority, on this day personally appeared Travis T. Wallace and John W. Cromwell, President and Secretary respectively of Great American Reserve Insurance Company, known to me to be the persons whose names are subscribed to the foregoing instrument (Amendment to the Charter of Great American Reserve Insurance Company), and severally acknowledged to me that they each executed the same for the purposes and consideration therein expressed, and in the capacities therein stated.

     GIVEN under my hand and seal of office this 23rd day of March, 1955.

                              /s/ RUTH WYLIE
                              ____________________________________
                              Notary Public, Dallas County, Texas.






                            AMENDMENT TO THE CHARTER
                   OF GREAT AMERICAN RESERVE INSURANCE COMPANY
                          INCREASING ITS CAPITAL STOCK
                                TO $1,030,000.00

THE STATE OF TEXAS )

COUNTY OF DALLAS   )

     WHEREAS, at the regular annual meeting of the Stockholders of Great American Reserve Insurance Company held at the office of said company in the City of Dallas, Dallas County, Texas, on the 8th day of March, 1955, in conformity with the laws of this State and the By-Laws of said corporation, the Stockholders of said corporation by a vote of more than a majority of all the stock of said company, voted to increase the authorized capital of said corporation; and

     WHEREAS, at a meeting of the Board of Directors of said Great American Reserve Insurance Company held on the 8th day of March, 1955, at the office of said company in the City of Dallas, Texas, a quorum of said Board of Directors being present, pursuant to the action and vote of the Stockholders of said corporation above referred to, said Board of Directors did unanimously vote to amend the Charter of said Great American Reserve Insurance Company by increasing the capital stock of said corporation from the present authorized capital of $400,000.00 to the amount of $1,030,000.00, said total capital of said $1,030,000.00 to be divided into 103,000 shares of the par value of $10.00 each; and

     WHEREAS, pursuant to Resolutions of the Stockholders and Board of Directors, $600,000.00 of the increase in capital stock has been paid in by application of earned surplus to capital and a stock dividend has been declared, authorizing the issuance of an additional 60,000 shares of common stock of the par value of $10.00 each, all as reflected in the certified copy of the Resolutions and the affidavits of the officers of said corporation hereto attached and accompanying this amendment, and the said amount of $600,000.00 is now in possession of the company and credited to capital; and

     WHEREAS, the remaining 3,000 shares of the increase of capital was subscribed by Travis T. Wallace, as Trustee, and paid in cash and is now in possession of the company; NOW, THEREFORE,

     KNOW ALL MEN BY THESE PRESENTS:

     That we, the undersigned, being a majority of the Board of Directors of said Great American Reserve Insurance Company, and also being Stockholders of said corporation, by virtue of the laws of the State of Texas and the authority vested in us by the action of the Stockholders and the Board of Directors of said corporation above referred to, do hereby amend Article IV of the Charter of said Great American Reserve Insurance Company now on file with the Board of Insurance Commissioners of the State of Texas, by changing and increasing the amount of authorized capital stock of said corporation from $400,000.00 to $1,030,000.00 divided into 103,000 shares of the par value of $10.00 each; and we do hereby adopt, authenticate and certify this amendment to the Board of Insurance Commissioners of the State of Texas for the purpose and to the end that this amendment when approved and filed, together with the original Charter and all prior amendments thereto filed with the Board of Insurance Commissioners of the State of Texas, shall constitute the amended Charter of said Great American Reserve Insurance Company.

     IN WITNESS WHEREOF, we have hereunto subscribed our names this the 8th day of April, 1955.

                                   /s/ TRAVIS T. WALLACE
                                    ____________________________________


                                    /s/ C. O. HAMBLETON
                                    ____________________________________

                                    /s/ EARLE E. BAILEY
                                    ____________________________________

                                    /s/ E. E. COMBEST
                                    ____________________________________

                                    /s/ CHARLES D. SCOTT
                                    ____________________________________

                                    /s/ CECIL H. JONES
                                    ____________________________________

                                    /s/ JOHN W. CROMWELL
                                    ____________________________________

                                    /s/ L. E. ELLIOTT
                                    ____________________________________

                                    /s/ C. C. MARTIN, SR.
                                    ____________________________________


THE STATE OF TEXAS )

COUNTY OF DALLAS   )


     BEFORE ME, the undersigned authority, on this day personally appeared Travis T. Wallace, C. O. Hambleton, Earle E. Bailey, E. E. Combest, Charles D. Scott, Cecil H. Jones, John W. Cromwell, L. E. Elliott and C. C. Martin, Sr., known to me to be the persons whose names are subscribed to the foregoing instrument (Amendment to the Charter of Great American Reserve Insurance Company), and severally acknowledged to me that they each executed the same for the purposes and consideration therein expressed, and in the capacities therein stated.

     GIVEN under my hand and seal of office this 8th day of April, 1955.

                              /s/ SALLY JONES
                              ____________________________________
                              Notary Public, Dallas County, Texas.




                            AMENDMENT TO THE CHARTER
                   OF GREAT AMERICAN RESERVE INSURANCE COMPANY
                          INCREASING ITS CAPITAL STOCK
                                 TO $400,000.00

THE STATE OF TEXAS )

COUNTY OF DALLAS   )

     WHEREAS, at the regular annual meeting of the Stockholders of Great American Reserve Insurance Company held at the office of said company in the City of Dallas, Dallas County, Texas, on the 8th day of March, 1949, in conformity with the laws of this State and the By-Laws of said corporation, the Stockholders of said corporation by a vote of more than two-thirds of all of the stock of said company, voted to increase the authorized capital of said corporation; and

     WHEREAS, at a meeting of the Board of Directors of said Great American Reserve Insurance Company held on the 8th day of March, 1949, at the office of said company in the City of Dallas, Texas, a quorum of said Board of Directors being present, pursuant to the action and vote of the Stockholders of said corporation above referred to, said Board of Directors did unanimously vote to amend the Charter of said Great American Reserve Insurance Company by increasing the capital stock of said corporation from the present authorized capital of $250,000.00 to the amount of $400,000.00, said total capital of said $400,000.00 to be divided into 40,000 shares of the par value of $10.00 each, and did furthermore authorize and direct said corporation to take all necessary and proper legal steps to certify the Amendment to the Charter and the increase in the capital of said corporation to the Board of Insurance Commissions of the State of Texas for the purpose and to the end that said amendment and the original Charter now on file with the said Board of Insurance Commissioners, together with all amendments thereto heretofore made, shall constitute the amended Charter of said corporation; and

     WHEREAS, the said Stockholders and Board of Directors did by Resolution duly adopted, authorize and declare a stock dividend of $150,000.00, by increasing the 10,000 shares of the par value of $25.00 each to 40,000 shares of the par value of $10.00 each: NOW, THEREFORE,

     KNOW ALL MEN BY THESE PRESENTS: that

     We, Travis T. Wallace and Cecil H. Jones, being the President and Secretary respectively of said Great American Reserve Insurance Company, and also being Stockholders and Directors of said corporation, by virtue of the laws of the State of Texas and the authority vested in us by the action of the Stockholders and the Board of Directors of said corporation above referred to, do hereby amend Article IV of the original Charter of said Great American Reserve Insurance Company now on file with the Board of Insurance Commissioners of the State of Texas, by changing and increasing the amount of authorized capital stock of said corporation from $250,000.00 to $400,000.00 divided into 40,000 shares of $10.00 each; and we do hereby adopt, authenticate and certify this amendment to the Board of Insurance Commissioners of the State of Texas for action thereon as required by law, for the purpose and to the end that this amendment when approved and filed, together with the original Charter and all prior amendments thereto filed with the Board of Insurance Commissioners of the State of Texas, shall constitute the amended Charter of said Great American Reserve Insurance Company.

     IN WITNESS WHEREOF, we have hereunto subscribed our names this the 8th day of March, 1949.


                                    /s/ TRAVIS T. WALLACE
                                   ____________________________________
                                    President

                                    /s/ CECIL H. JONES
                                    ____________________________________
                                    Secretary



THE STATE OF TEXAS )

COUNTY OF DALLAS   )


     BEFORE ME, the undersigned authority, on this day personally appeared Travis T. Wallace and Cecil H. Jones, President and Secretary respectively of Great American Reserve Insurance Company, known to me to be the persons whose names are subscribed to the foregoing instrument (Amendment to the Charter of Great American Reserve Insurance Company), and severally acknowledged to me that they each executed the same for the purposes and consideration therein expressed, and in the capacities therein stated.

     GIVEN under my hand and seal of office this 8th day of March, 1949.

                              /s/ RUTH WYLIE
                              ___________________________________
                              Notary Public, Dallas County, Texas.

THE STATE OF TEXAS )
                   )
COUNTY OF DALLAS   )

     We, Travis T. Wallace and Cecil H. Jones, President and Secretary respectively of Great American Reserve Insurance Company of Dallas, Texas, being duly sworn, do jointly and severally depose and say:

     That all of the material allegations and facts set forth and contained in the annexed and foregoing Amendment to the Charter of Great American Reserve Insurance Company of Dallas, Texas, are true as therein stated, and that they are personally cognizant of all of said facts.

     That the earned surplus of said corporation is in excess of said sum of $150,000.00; that the Great American Reserve Insurance Company actually has on hand on this date, in cash and other admissible property and securities under the laws of the State of Texas, surplus in excess of said $150,000.00; that the same is the bona fide property of said Great American Reserve Insurance Company, and that there are no liens or claims of any kind against the same, and it is available for transfer to the capital of said corporation as of this date.



                                    /s/ TRAVIS T. WALLACE
                                    ____________________________________
                                    President

                                    /s/ CECIL H. JONES
                                    ____________________________________
                                    Secretary

     SUBSCRIBED and sworn to before me by Travis T. Wallace and Cecil H. Jones this the 8th day of March, 1949.


                                   /s/ RUTH WYLIE
                                    ___________________________________
                                    Notary Public, Dallas County, Texas.



THE STATE OF TEXAS )
                   )
COUNTY OF DALLAS   )

     We, Travis T. Wallace, President and Cecil H. Jones, Secretary of Great American Reserve Insurance Company, being duly sworn, do jointly and severally depose and say:

     That the above and foregoing is a true and correct statement of the financial condition of Great American Reserve Insurance Company as of December 31, 1948, and shows an earned surplus in excess of $150,000.00, which said surplus is possessed by Great American Reserve Insurance Company in cash and other admitted assets, and that the amount of said earned surplus of said corporation on March 8, 1949, is equal to or in excess of the surplus shown by said statement as of December 31, 1948.

     That the cash balances in bank, as shown by the attached and foregoing statement, do not to any extent, directly or indirectly, represent borrowed money; that the company is not indebted to said banks or to any of them, or to any one else for the whole or any part of the funds represented by such bank balances; that the same are unconditionally the property of the company, and that there are no collateral agreements by which such funds or any part thereof are withdrawable by any one except by the company for its own proper uses, and as its unconditional assets; that the cash, securities and other property of the company are unconditionally the assets of the company, and sufficient in amount and value to provide the payment of the increased capital stock of $150,000.00 in full, with surplus in addition thereto of approximately $400,000.00.


                                    /s/ TRAVIS T. WALLACE
                                    ____________________________________
                                    President

                                    /s/ CECIL H. JONES
                                    ____________________________________
                                    Secretary


     SUBSCRIBED and sworn to before me by Travis T. Wallace and Cecil H. Jones this the 8th day of March, 1949.

                                    /s/ RUTH WYLIE
                                    ___________________________________
                                    Notary Public, Dallas County, Texas




                              AMENDMENT OF CHARTER
                   OF GREAT AMERICAN RESERVE INSURANCE COMPANY
                          INCREASING ITS CAPITAL STOCK
                                 TO $250,000.00

THE STATE OF TEXAS )
COUNTY OF DALLAS   )

     WHEREAS, at a Special Meeting of the stockholders of Great American Reserve Insurance Company held at the office of said company in the City of Dallas, Dallas County, Texas, on the 30th day of December, A.D., 1946, in conformity with the laws of this state and the By-Laws of said Corporation, the stockholders of said Corporation by a vote of more than two-thirds of all the stock of said company, voted to increase the authorized capital of said Corporation; and

     WHEREAS, at a meeting of the Board of Directors of said Great American Reserve Insurance Company held on the 30th day of December, 1946, in the office of said company in the City of Dallas, Dallas County, Texas, a quorum of said Board of Directors being present, pursuant to the action and vote of the stockholders of said Corporation above referred to, said Board of Directors did unanimously vote to amend the Charter of said Great American Reserve Insurance Company by increasing the capital stock of said Corporation from the present authorized capital of $100,000.00 to the amount of $250,000.00, said total capital of said $250,000.00 to be divided into 10,000 shares of the par value of $25.00 each, and did furthermore authorize and direct said Corporation to take all necessary and proper legal steps to certify the amendment to the Charter and the increase in the capital of said Corporation to the Board of Insurance
Commissioners of the State of Texas for the purpose and to the end that said amendment and original Charter now on file with the said Board of Insurance
Commissioners, together with all amendments thereto heretofore made, shall constitute the amended charter of said Corporation; and,

     WHEREAS, the said stockholders and Board of Directors did by Resolutions duly adopted, authorize and declare a stock dividend of 150% by increasing the par value of each share issued and outstanding stock of said Corporation from its present par value to the par value of $25.00:

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS: that we, Travis T. Wallace and Earle E. Bailey, being the President and Secretary, respectively, of said Great American Reserve Insurance Company, and also being stockholders and directors of said Corporation, by virtue of the laws of the State of Texas and the authority vested in us by action of the stockholders and Board of Directors of said Corporation above referred to, do hereby amend Article IV of the Original Charter of the said Great American Reserve Insurance Company now on file with the Board of Insurance Commissioners of the State of Texas, by changing and increasing the amount of authorized capital stock of said Corporation from $100,000.00 to $250,000.00, divided into 10,000 shares of $25.00 each, and we do hereby adopt, authenticate and certify this amendment to the Board of Insurance Commissioners of the State of Texas for action thereon as required by law, for the purpose and to the end that this amendment, when approved and filed, together with the original Charter and all prior amendments thereto filed with the Board of Insurance Commissioners of the State of Texas shall constitute the Amended Charter of said Great American Reserve Insurance Company.

     IN WITNESS WHEREOF, we have hereunto subscribed our names this the 30th day of December, 1946.



                                    /s/ TRAVIS T. WALLACE
                                    ____________________________________
                                   President

                                    /s/ EARLE E. BAILEY
                                    ____________________________________
                                    Secretary



THE STATE OF TEXAS )

COUNTY OF DALLAS   )


     BEFORE ME, the undersigned authority, on this day personally appeared TRAVIS T. WALLACE and EARLE E. BAILEY, known to me to be the persons whose names are subscribed to the foregoing instrument (Amendment to the Charter of Great American Reserve Insurance Company), and severally acknowledged to me that they each executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 30th day of December, 1946.

                              /s/ SALLY JONES
                              ___________________________________
                              Notary Public, Dallas County, Texas.

THE STATE OF TEXAS )
COUNTY OF DALLAS   )

     We, Travis T. Wallace and Earle E. Bailey, President and Secretary, respectively, of the Great American Reserve Insurance Company, of Dallas, Texas, being duly sworn, do jointly and severally depose and say:

     That all of the material allegations and facts set forth and contained in the annexed and foregoing amendment to the Charter of the Great American Reserve Insurance Company of Dallas, Texas, are true, as therein stated, and that they are personally cognizant of all the said facts.

     That the earned surplus of said Corporation is in excess of the said sum of $150,000.00. That the Great American Reserve Insurance Company actually has on hand on this date in cash and other admissible property and securities, under the laws of the State of Texas, surplus in excess of said amount of $150,000.00; that the same is the bona fide property of said Great American Reserve Insurance Company.


                                    /s/ TRAVIS T. WALLACE
                                    ____________________________________
                                    President

                                    /s/ EARLE E. BAILEY
                                    ____________________________________
                                    Secretary


     SUBSCRIBED AND SWORN TO before me by Travis T. Wallace and Earle E. Bailey this the 30th day of December, 1946.

                                    /s/ SALLY JONES
                                    ___________________________________
                                    Notary Public, Dallas County, Texas.


THE STATE OF TEXAS )
COUNTY OF DALLAS   )

     WHEREAS, at a meeting of the stockholders of Great American Reserve Insurance Company, held at the offices of said company in the City of Dallas, Dallas County, Texas, on the 14th day of March, A.D. 1944, in conformity with the laws of this State and the By-Laws of said corporation, the stockholders of said corporation, by a vote of a majority of all of the stockholders of said company, voted to change, amend and modify the purpose clause of said corporation; and,

     WHEREAS, at a meeting of the Board of Directors of said Great American Reserve Insurance Company, held on the 14th day of March, A.D. 1944, at the offices of said company in the City of Dallas, Dallas County, Texas, a quorum of said Board of Directors being present, pursuant to the action and vote of the stockholders of said corporation above referred to, did vote to amend Article III of the Charter of said corporation, changing, amending and modifying the purpose clause of the Charter of said corporation; and did further authorize and direct the President and Secretary of said corporation to take all necessary, and proper legal steps to certify the said amendment to the charter of said corporation to the Board of Insurance Commissioners of the State of Texas:

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, That we, Travis T. Wallace and Earle E. Bailey, being the President and Secretary respectively of said Great American Reserve Insurance Company, by virtue of the laws of the State of Texas and the authority vested in us by the action of the stockholders and the Board of Directors of said corporation above referred to;

     DO HEREBY CERTIFY that Article III of the Charter of this corporation has been, and is hereby amended to read as follows:

     "ARTICLE III. The purpose for which this corporation is formed is to engage in the life, health and accident insurance business, in accordance with and as defined by Chapter 3 of Title 78 of the Revised Statutes of the State of Texas, and to do and perform all other kinds and character of business, as such life, health and accident insurance company is permitted or authorized to do by the laws of the State of Texas."

     AND WE DO HEREBY ADOPT, AUTHENTICATE AND CERTIFY this Amendment to the Board of Insurance Commissioners of the State of Texas for action thereon as required by law, for the purpose and to the end that this Amendment, when approved and filed by said Board, together with the original Charter and former amendments now on file with said Board of Insurance Commissioners, shall constitute the amended charter of said Great American Reserve Insurance Company.

     IN WITNESS WHEREOF, we hereunto subscribe our names this the 15th day of March, A.D. 1944.


                                    /s/ TRAVIS T. WALLACE
                                    ____________________________________
                                    President

                                    /s/ EARLE E. BAILEY
                                    ____________________________________
                                    Secretary


STATE OF TEXAS )

COUNTY OF DALLAS   )


     BEFORE ME, THE UNDERSIGNED AUTHORITY, on this day personally appeared Travis T. Wallace and Earle E. Bailey, known to me to be the persons whose names are subscribed to the foregoing instrument, (amendment to the charter of Great American Reserve Insurance Company) and severally, as President and Secretary, respectively, of the Great American Reserve Insurance Company, acknowledged to me that they each executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 16th day of March, A. D. 1944.

                              /s/ H. WALLACE
                              ___________________________________
                              Notary Public, Dallas County, Texas.

THE STATE OF TEXAS )
COUNTY OF DALLAS   )

     We,  Travis  T.  Wallace,   President,  and  Earle  E.  Bailey,  Secretary,
respectively, of the Great American Reserve Insurance Company, being duly sworn, do jointly and severally depose and say:

     That all of the material allegations of fact set forth and contained in the annexed and foregoing amendment to the Charter of Great American Reserve Insurance Company of Dallas, Texas, are true as therein stated, and that we are personally cognizant of all of said facts.


                                    /s/ TRAVIS T. WALLACE
                                    ____________________________________
                                    President

                                    /s/ EARLE E. BAILEY
                                    ____________________________________
                                    Secretary


     SUBSCRIBED AND SWORN to before me by Travis T. Wallace and Earle E. Bailey this the 16th day of March, A. D. 1944.

                                    /s/ H. WALLACE
                                    ___________________________________
                                    Notary Public, Dallas County, Texas.





                            AMENDMENT TO THE CHARTER
                   OF GREAT AMERICAN RESERVE INSURANCE COMPANY
                   INCREASING ITS CAPITAL STOCK TO $100,000.00

THE STATE OF TEXAS )
COUNTY OF DALLAS   )

     WHEREAS, at the annual meeting of the stockholders of Great American Reserve Insurance Company held at the office of said Company in the City of Dallas, Dallas County, Texas, on the 9th day of March, A. D. 1943, in conformity with the laws of this State, and the By-Laws of said corporation, the stockholders of said corporation by a vote of more than two-thirds of all of the stock of said Company, voted to increase the authorized capital of said corporation; and

     WHEREAS, at a meeting of the Board of Directors of said Great American Reserve Insurance Company held on the 9th day of March, A. D. 1943 at the offices of said Company in the City of Dallas, Dallas County, Texas, a quorum of said Board of Directors being present, pursuant to the action and vote of the stockholders of said corporation above referred to, said Board of Directors did unanimously vote to amend the Charter of the said Great American Reserve Insurance Company by increasing the capital stock of said corporation from the present authorized capital of $33,330.00 to the amount of $100,000.00, said total capital of said $100,000.00 to be divided into 10,000 shares of the par value of $10.00 each, and did furthermore authorize and direct the President and Secretary of said corporation to take all necessary and proper legal steps to certify the amendment to the Charter and the increase in the capital of said corporation to the Board of Insurance Commissioners of the State of Texas, for the purpose and to the end that said amendment and the original Charter now on file with said Board of Insurance Commissioners, together with all amendments thereto heretofore made, shall constitute the amended Charter of said corporation; and,

     WHEREAS, the said stockholders and Board of Directors did, by Resolution duly adopted, authorize and declare a stock dividend of two hundred per cent (200%), being 6,666 shares of said increased capital stock to be issued to the present stockholders of said corporation; and,

     WHEREAS, the full amount of the balance of said increased capital, namely $10.00, has been in good faith subscribed and paid in, and is possessed by said Company in money, all of the aforesaid authorizations, actions and proceedings of the stockholders and directors of said corporation, and the subscriptions and payment to capital being reflected and set forth in the certified copy of Resolution and the affidavit of the officers of said corporation hereto attached, and accompanying this amendment:

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, That we, Travis T. Wallace and C. O. Hambleton, being the President and Secretary, respectively, of said Great American Reserve Insurance Company, and also being stockholders and directors of said corporation, by virtue of the laws of the State of Texas and the authority vested in us by the action of the stockholders and Board of Directors of said corporation above referred to, do hereby amend Article IV, of the original Charter of said Great American Reserve Insurance Company, now on file with the Board of Insurance Commissioners of the State of Texas, by changing and increasing the amount of authorized capital stock of said corporation from $33,330.00 to $100,000.00 to be divided into 10,000 shares of $10.00 each, and do hereby adopt, authenticate and certify this amendment to the Board of Insurance Commissioners of the State of Texas for action thereon as required by law, for the purpose and to the end that this amendment, when approved and filed, together with the original Charter and all amendments thereon filed with the Board of Insurance Commissioners of the State of Texas, shall constitute the amended Charter of said Great American Reserve Insurance Company.

     IN WITNESS WHEREOF, we hereunto subscribe our names, this the 9th day of March, A.D. 1943.


                                    /s/ TRAVIS T. WALLACE
                                    ____________________________________


                                    /s/ C. O. HAMBLETON
                                    ____________________________________




THE STATE OF TEXAS )
COUNTY OF DALLAS   )


     BEFORE ME, THE UNDERSIGNED AUTHORITY, on this day personally appeared Travis T. Wallace and C. O. Hambleton, known to me to be the persons whose names are subscribed to the foregoing instrument (amendment to the Charter of Great American Reserve Insurance Company) and severally acknowledged to me that they each executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 9th day of March, A. D. 1943.


                             /s/ E. ACHILLES
                             ___________________________________
                             E. ACHILLES, Notary Public, Dallas County, Texas Notary Public, Dallas County, Texas.


THE STATE OF TEXAS )
COUNTY OF DALLAS   )

     We, Travis T. Wallace and C. O. Hambleton, President and Secretary, respectively, of the Great American Reserve Insurance Company, of Dallas, Texas, being duly sworn, do jointly and severally depose and say:

     That all of the material allegations and facts set forth and contained in the annexed and foregoing amendment to the Charter of the Great American Reserve Insurance Company of Dallas, Texas, are true, as therein stated, and that we are personally cognizant of all of said facts.

     That the sum of $20.00 in cash representing one (1) share of the increased capital stock of said Great American Reserve Insurance Company, and an increase in the surplus of said Company of a like amount, has been actually deposited by Travis T. Wallace to the credit of Great American Reserve Insurance Company in the Texas Bank & Trust Company of Dallas, Texas, and is possessed by said Company, and that the same is the bona fide property of the said Great American Reserve Insurance Company. That the Great American Reserve Insurance Company actually has on hand on this date, in cash and other admissible property and securities, under the laws of the State of Texas, surplus in the amount of $66,660.00; that the same is the bona fide property of said Great American Reserve Insurance Company.



                                   /s/ TRAVIS T. WALLACE
                                    ____________________________________
                                    President

                                    /s/ C. O. HAMBLETON
                                    ____________________________________
                                    Secretary


     SWORN TO AND SUBSCRIBED before me, by Travis T. Wallace and C. O. Hambleton, this the 9th day of March, A. D. 1943.

                                    /s/ E. ACHILLES
                                    ____________________________________
                                    Notary Public, Dallas County, Texas.



THE STATE OF TEXAS )
COUNTY OF DALLAS   )


     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared E. O. Terry, President of Texas Bank & Trust Company, of Dallas, Texas, who, after being by me duly sworn, deposes and says: That he is President of the Texas Bank & Trust Company, of Dallas. That the Great American Reserve Insurance Company has on deposit in said Bank on this date the sum of $53,958.77, and that said funds are free of all claims of any kind or character insofar as said bank is concerned, and is the bona fide property of the said Great American Reserve Insurance Company insofar as affiant has any knowledge of.

     Affiant further says that he is cognizant of the facts herein stated, and makes this affidavit for the purpose of assisting the Great American Reserve Insurance Company in securing an amendment to its charter, by which the capital stock of said Company is increased from $33,330.00 to $100,000.00, one (1) share of which has been paid by the deposit of Travis T. Wallace in this bank to the credit of said corporation this date in the sum of $20.00.


                                          /s/ E. O. TERRY
                                          _____________________________
                                          President, Texas Bank & Trust
                                          Company of Dallas, Texas.

     SUBSCRIBED AND SWORN TO BEFORE ME this the 9th day of March, A. D. 1943.



                                          /s/ E. ACHIILLES
                                          ______________________________
                                          Notary Public, Dallas County,
                                              Texas


THE STATE OF TEXAS )
COUNTY OF DALLAS   )

     WHEREAS, at a meeting of the stockholders of Great American Reserve Insurance Company, held at the Home Office of said corporation in the City of Dallas, Dallas County, Texas, on the 10th day of March, A.D. 1942, in conformity with the laws of this State and the by-laws of said corporation, the stockholders of said corporation by a vote of more than two-thirds of all of the stock of said company voted to increase the authorized capital stock of said corporation; and

     WHEREAS, at a meeting of the Board of Directors of said Great American Reserve Insurance Company, held on the 10th day of March, A.D. 1942, at the offices of said company in the City of Dallas, Dallas County, Texas, a quorum of said Board of Directors being present, pursuant to the action and vote of the stockholders of said corporation above referred to, said Board of Directors did unanimously vote to amend the charter of said Great American Reserve Insurance Company by increasing the capital stock of said corporation from $31,000.00 to $33,330.00, said total capital stock of $33,330.00 to be divided into 3,333 shares of the par value of $10.00 each; and did furthermore authorize and direct the President and Secretary of corporation to take all necessary and proper legal steps to certify the amendment to its charter and the increase in the capital stock of said corporation to the Board of Insurance Commissioners of the State of Texas, for the purpose and to the end that said amendment and the original charter now on file with said Board of Insurance Commissioners, together with such other amendments as have heretofore been approved, shall constitute the amended charter of said corporation; and

     WHEREAS, said increased capital to the number of 233 shares has been in good faith subscribed, and the sum of $2,330.00 is possessed by said company in money, and in addition thereto the sum of $1165.00. has been in good faith subscribed and paid in cash to the surplus of said corporation; and

     WHEREAS, the stockholders and directors of said corporation have voted to issue 233 shares of stock as set out and reflected in the certified copy of resolution and the affidavit of the officers of said corporation hereto attached and accompanying this amendment; NOW, THEREFORE,

     KNOW ALL MEN BY THESE PRESENTS, That we, Travis T. Wallace,  President, and
C. O. Hambleton, Secretary, of said Great American Reserve Insurance Company, by virtue of the laws of the State of Texas and the authority vested in us by the action of the stockholders and the Board of Directors of said corporation, above referred to, do hereby amend Article V of the original charter of said Great American Reserve Insurance Company, now on file with the Board of Insurance Commissioners of the State of Texas, by changing and increasing the amount of the authorized capital of said corporation from $31,000.00 to $33,330.00 to be divided into 3,333 shares of $10.00 each, and we do hereby adopt, authenticate and certify this amendment to the Board of Insurance Commissioners of the State of Texas for action thereon as required by law, for the purpose and to the end that this amendment, when approved and filed by them, together with the original charter and prior amendment now on file with said Board of Insurance Commissioners, shall constitute the amended charter of said Great American Reserve Insurance Company.


     IN WITNESS WHEREOF, we hereunto subscribe our names, this 10th day of March, A.D. 1942.



                                    /s/ TRAVIS T. WALLACE
                                    ____________________________________
                                   President

                                    /s/ C. O. HAMBLETON
                                    ____________________________________
                                    Secretary


THE STATE OF TEXAS )

COUNTY OF DALLAS   )


     Before me, the undersigned authority, on this day personally appeared Travis T. Wallace and C. O. Hambleton, known to me to be the persons whose names are subscribed to the foregoing instrument (amendment to charter of Great American Reserve Insurance Company), and severally acknowledged to me that they each executed the same for the purposes and consideration therein expressed and in the capacities therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 10th day of March, A. D. 1942.

                              /s/ H. JOHNSEY
                              ___________________________________
                              Notary Public, Dallas County, Texas

THE STATE OF TEXAS )
                   )
COUNTY OF DALLAS   )

     We,  Travis  T.  Wallace,  President,  and  C.  O.  Hambleton,   Secretary,
respectively, of the Great American Reserve Insurance Company of Dallas, Texas, being duly sworn, do jointly and severally depose and say:

     That all of the material allegations and facts set forth and contained in the annexed and foregoing amendment to the charter of Great American Reserve Insurance Company are true as therein stated, and that we are personally cognizant of all of said facts.

     That the sum of $2,330.00 in cash, representing the full amount of subscription for 233 shares of increased capital stock of the Great American Reserve Insurance Company, and $1165.00 in cash, representing the increase in surplus of said company, is now on deposit in the Texas Bank & Trust Company of Dallas, Texas, to the credit of said Great American Reserve Insurance Company and subject to the check of said company; that said amount of said capital and surplus has been paid in and is possessed by said company in money, and that the same is the bona fide property of the said Great American Reserve Insurance
Company. The certificate of the said Texas Bank & Trust Company is hereto attached and made a part hereof showing such cash to be so deposited and held by said bank.


                                    /s/ TRAVIS T. WALLACE
                                    ____________________________________
                                    President



     /s/ C. O. HAMBLETON
     ____________________________________
     Secretary

     SWORN TO AND SUBSCRIBED BEFORE ME by Travis T. Wallace and C. O. Hambleton, this 10th day of March, A. D. 1942.

                                    /s/ H. JOHNSEY
                                    ___________________________________
                                    Notary Public, Dallas County, Texas



THE STATE OF TEXAS )
COUNTY OF DALLAS   )

     WHEREAS, at a meeting of the stockholders of Great American Reserve Insurance Company, held at the Home Office of said corporation in the City of Dallas, Dallas County, Texas, on the 12th day of March, A. D. 1940, in conformity with the laws of this State and the by-laws of said corporation, the stockholders of said corporation by a vote of more than two-thirds of all of the stock of said company voted to increase the authorized capital stock of said corporation; and,

     WHEREAS, at a meeting of the Board of Directors of said Great American Reserve Insurance Company, held on the 12th day of March, A. D. 1940, at the offices of said company in the City of Dallas, Dallas County, Texas, a quorum of said Board of Directors being present, pursuant to the action and vote of the stockholders of said corporation above referred to, said Board of Directors did unanimously vote to amend the charter of the said Great American Reserve Insurance Company by increasing the capital stock of said corporation from $25,000.00 to $31,000.00, said total capital of $31,000.00 to be divided into 3,100 shares of the par value of $10.00 each; and did furthermore authorize and direct the President and Secretary of said corporation to take all necessary and proper legal steps to certify the amendment to its charter and the increase in the capital of said corporation to the Board of Insurance Commissioners of the State of Texas, for the purpose and to the end that said amendment and the original charter now on file with said Board of Insurance Commissioners, together with such other amendments as have heretofore been approved, shall constitute the amended charter of said corporation; and,

     WHEREAS, said increased capital to the number of 600 shares, has been in good faith subscribed, and the sum of $6,000.00 is possessed by said company in money, and in addition thereto the sum of $3,000.00 has been in good faith subscribed and paid in cash to the surplus of said corporation; and,

     WHEREAS, the stockholders and directors of said corporation have voted to issue 600 shares of stock as set out and reflected in the certified copy of resolution and the affidavit of the officers of said corporation hereto attached and accompanying this amendment; NOW, THEREFORE,

     KNOW ALL MEN BY THESE PRESENTS, That we, Travis T. Wallace,  President, and
C. O. Hambleton, Secretary, of the said Great American Reserve Insurance Company, by virtue of the laws of the State of Texas and the authority vested in us by the action of the stockholders and Board of Directors of said corporation, above referred to, do hereby amend Article V of the original charter of said
Great American Reserve Insurance Company, now on file with the Board of Insurance Commissioners of the State of Texas, by changing and increasing the amount of the authorized capital stock of said corporation from $25,000.00 to $31,000.00, to be divided into 3,100 shares of $10.00 each, and we do hereby adopt, authenticate and certify this amendment to the Board of Insurance Commissioners of the State of Texas for action thereon as required by law, for the purpose and to the end that this amendment, when approved and filed by them, together with the original charter and prior amendment now on file with said Board of Insurance Commissioners, shall constitute the amended charter of said Great American Reserve Insurance Company. IN WITNESS WHEREOF, we hereunto subscribe our names, this 12th day of March, A.D. 1940.


                                    /s/ TRAVIS T. WALLACE
                                    ____________________________________
                                    President

                                    /s/ C. O. HAMBLETON
                                    ____________________________________
                                    Secretary


THE STATE OF TEXAS )
COUNTY OF DALLAS   )


     Before me, the undersigned authority, on this day personally appeared Travis T. Wallace and C. O. Hambleton, known to me to be the persons whose names are subscribed to the foregoing instrument (amendment to charter of Great American Reserve Insurance Company), and severally acknowledged to me that they each executed the same for the purposes and consideration therein expressed and in the capacities therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 14th day of March, A. D. 1940.


                              /s/ H. JOHNSEY
                              ___________________________________
                              Notary Public, Dallas County, Texas.

THE STATE OF TEXAS )
COUNTY OF DALLAS   )

     We,  Travis  T.  Wallace,  President,  and  C.  O.  Hambleton,   Secretary,
respectively, of the Great American Reserve Insurance Company of Dallas, Texas, being duly sworn, do jointly and severally depose and say:

     That all of the material allegations and facts set forth and contained in the annexed and foregoing amendment to the charter of the Great American Reserve Insurance Company are true as therein stated, and that we are personally cognizant of all of said facts.

     That the sum of $6,000.00 in cash, representing the full amount of subscriptions for 600 shares of increased capital stock of the Great American Reserve Insurance Company, and $3,000.00 in cash, representing the increase in surplus of said company, is now on deposit in the Texas Bank & Trust Company of Dallas, Texas, to the credit of said Great American Reserve Insurance Company and subject to the check of said company; that said amount of said capital and surplus has been paid in and is possessed by said company in money, and that the same is the bona fide property of said Great American Reserve Insurance Company. The certificate of said Texas Bank & Trust Company is hereto attached and made a part hereof showing such cash to be so deposited and held by said bank.

                                    /s/ TRAVIS T. WALLACE
                                    ____________________________________
                                    President

                                    /s/ C. O. HAMBLETON
                                    ____________________________________
                                   Secretary


     SWORN TO AND SUBSCRIBED BEFORE ME by Travis T. Wallace and C. O. Hambleton this 14th day of March, A. D. 1940.

                                    /s/ H. JOHNSEY
                                    ___________________________________
                                    Notary Public, Dallas County, Texas.


THE STATE OF TEXAS      )
COUNTY OF DALLAS        )

     WHEREAS, at a special meeting of the Stockholders of All American Assurance Company, held at the office of said Company, in the City of Dallas, Dallas County, Texas, on the 16th day of July, A. D. 1937, in conformity with the laws of the State and by-laws of said corporation, the stockholders of said corporation by a vote of more than two-thirds of all of the stock of said company voted to change the name of said corporation; and,

     WHEREAS, at a meeting of the Board of Directors of said All American Assurance Company, held on the 16th day of July, A.D. 1937, at the office of the Company, in the City of Dallas, Dallas County, Texas, a quorum of said Board of Directors being present, pursuant to the action and vote of the stockholders of said corporation above referred to, the said Board of Directors did unanimously vote to amend Article I of the Charter of said corporation by changing the name of said corporation; and did further authorize and direct the President and Assistant Secretary of said corporation to take all necessary and proper legal steps to certify the aforesaid amendment to the Charter of said corporation to the Board of Insurance Commissioners of the State of Texas, for the purpose and to the end that said amendment and the original Charter now on file with said Board of Insurance Commissioners shall constitute the amended Charter of said corporation; and,

     WHEREAS, all the aforesaid authorizations, actions and proceedings of the stockholders and directors of said corporation are reflected and set forth in certified copies of the resolutions hereto attached and accompanying this amendment.

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, That we, C.V. Compton, President, and T. V. Meyer, Assistant Secretary, of said All American Assurance Company, by virtue of the laws of the State of Texas and the authority vested in us by the action of the stockholders and Board of Directors of said corporation above referred to,

     DO HEREBY CERTIFY that Article I of the Charter of this corporation has been and is hereby amended to read as follows:

                                   "ARTICLE I.

     "The name of this corporation shall be GREAT AMERICAN RESERVE INSURANCE COMPANY."

     And we do hereby adopt, authenticate and certify this amendment to the Board of Insurance Commissioners of the State of Texas for action on as required by law, for the purpose and to the end that this amendment when approved and filed by said Board, together with the original Charter now on file with said Board of Insurance Commissioners, shall constitute the amended charter of said All American Assurance Company.

     IN WITNESS WHEREOF we hereunto  subscribe our names, this 16th day of July,
A. D. 1937.

                                          /s/ C.V. COMPTON
                                          ____________________
                                          President

                                          /s/ T. V. MEYER
                                          ____________________
                                          Assistant Secretary

THE STATE OF TEXAS )
COUNTY OF DALLAS   )


     BEFORE ME, the undersigned authority, on this day personally appeared C. V. Compton and T. V. Meyer, known to me to be the persons whose names are subscribed to the foregoing instrument ( amendment to the charter of All American Assurance Company), and severally, as President and Assistant Secretary, respectively, of the All American Assurance Company, acknowledged to me that they executed the same for the purposes and consideration therein expressed, and in the capacities therein stated.

     GIVEN  UNDER MY HAND AND SEAL OF  OFFICE  this the 16th day of July,  A. D.
1937.

                              /s/ O. D. BROWDRIDGE
                              ___________________________________
                              Notary Public, Dallas County, Texas.